UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2020

SPECTRUM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35006	93-0979187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11500 S. Eastern Ave., Ste. 240, Henderson, NV	89052
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 835-6300

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SPPI	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 29, 2020, Spectrum Pharmaceuticals, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”), with Jefferies LLC, as representative of the several underwriters listed on Schedule A thereto (the “Underwriters”), relating to an underwritten public offering (the “Offering”) of 21,666,667 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at an offering price of $3.00 per share. In addition, the Underwriting Agreement provides the Underwriters with a 30-day option to purchase up to an additional 3,250,000 shares of Common Stock (the “Underwriters’ Option”). The Offering was made pursuant to a base prospectus dated May 8, 2020 and a prospectus supplement dated July 29, 2020 (the “Prospectus Supplement”), pursuant to the Company’s registration statement on Form S-3 (File No. 333-237319), which was filed with the Securities and Exchange Commission (the “SEC”) on March 20, 2020, as amended by Pre-Effective Amendment No.1 thereto filed with the SEC on May 7, 2020, and declared effective by the SEC on May 8, 2020.

The closing of the Offering occured on August 3, 2020. The Company estimates that the net proceeds from the Offering will be approximately $60.6 million, after deducting underwriting discounts, commissions and estimated offering expenses. The Company intends to use the net proceeds from the Offering for general corporate purposes, including, without limitation, the continued development of its pipeline assets, sales and marketing activities, pre-launch activities associated with ROLONTIS and potential business development initiatives.

The Underwriting Agreement contains customary representations, warranties, covenants and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties, and termination provisions. In addition, subject to certain exceptions, the Company and its officers and directors have agreed not to offer, sell, transfer or otherwise dispose of any shares of Common Stock during the 90-day period following the date of the Prospectus Supplement. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K (this “Report”) and incorporated in this Item 1.01 by reference. A copy of the opinion of Paul Hastings LLP as to the legality of the Shares issued and sold in the Offering is filed as Exhibit 5.1 to this Report.

Item 8.01	Other Events.

On July 30, 2020, the Company issued a press release announcing that it had priced the Offering. A copy of the press release is attached hereto as Exhibit 99.1 to this Report and is incorporated herein by reference.

Caution Concerning Forward-Looking Statements

Certain statements in this Report may constitute “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, as amended to date. These forward-looking statements relate to a variety of matters, including, without limitation, about the intended use of net proceeds from the Offering and other statements containing the words “anticipate,” “believe,” “continue,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions. These forward-looking statements are made on the basis of the current beliefs, expectations, and assumptions of the management of the Company and are subject to significant risks and uncertainties that could cause actual results to differ materially from what may be expressed or implied in these forward-looking statements. Risks that could cause actual results to differ include risks and uncertainties related to market conditions, general economic factors, the anticipated use of net proceeds of the Offering and other risks that are described in further detail in the Company’s reports filed with the SEC. There can be no assurance that the Underwriters will exercise the Underwriters’ Option, in full or in part. In addition, any forward-looking statements included in this Report represent the Company’s views only as of the date of this Report and should not be relied upon as representing the Company’s views as of any subsequent date. The Company does not plan to update any such forward-looking statements and expressly disclaims any duty to update the information contained in this Report except as required by law. For a further discussion of risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see the risk disclosures in the Annual Report on Form 10-K of the Company for the year ended December 31, 2019, and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC by the Company.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement by and between Spectrum Pharmaceuticals, Inc. and Jefferies LLC, dated July 29, 2020.

5.1	Opinion of Paul Hastings LLP.

23.1	Consent of Paul Hastings LLP (included in Exhibit 5.1)

99.1	Pricing Press Release, dated July 30, 2020.

104	Cover Page Interactive Data File, formatting Inline Extensible Business Reporting Language (iXBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM PHARMACEUTICALS, INC.

Date: August 3, 2020	By:	/s/ Kurt A. Gustafson
Kurt A. Gustafson Executive Vice President and Chief Financial Officer